Wilton Reassurance Life Company of New York

c/o Mutual of America Life Insurance

320 Park Avenue

New York, New York 10022

September 8, 2025

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

Re:	American Separate Account No. 3, SEC File No. 811-08368 (the “Registrant”) Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Mutual of America Life Insurance Company, on behalf of Wilton Reassurance Life Company of New York and the Registrant, a unit investment trust registered under the Act, transmitted to policy owners the semi-annual reports for the period ended June 30, 2025 with respect to certain of the underlying funds of the management investment companies listed below (“Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolios Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
American Funds Insurance Series	811-03857
Calvert Variable Series, Inc.	811-03591
DFA Investment Dimensions Group Inc.	811-03258
Deutsche DWS Variable Series I	811-04257
Fidelity Variable Insurance Products (Fund; Fund II and Fund V)	811-03329 811-05511 811-05361
Goldman Sachs Variable Insurance Trust	811-08361
Lincoln Variable Insurance Products Trust	811-08090
Vanguard Variable Insurance Funds	811-05962

Sincerely,

/s/ Leah Berry

Leah Berry
Senior Vice President